UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 22, 2022

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	FTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, at the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet”) held on June 17, 2022 (the “Annual Meeting”), Fortinet’s stockholders approved an amended and restated certificate of incorporation for Fortinet (the “Restated Certificate”) in order to implement a five-for-one forward stock split (the “Stock Split”) and to make certain other changes as reflected in the Restated Certificate and described in Fortinet’s Definitive Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission on May 2, 2022. The Restated Certificate was previously approved by Fortinet’s Board of Directors (the “Board of Directors”), subject to the adoption of Fortinet’s stockholders.

The Restated Certificate became effective upon acceptance of the filing by the Secretary of State of the State of Delaware (the “Effective Time”). Pursuant to the Restated Certificate, the Stock Split and the proportional increase to the number of authorized shares of Fortinet’s common stock (the “Share Increase”) also became effective at the Effective Time. As of the Effective Time, book-entries representing outstanding shares of Fortinet’s common stock immediately represented a number of shares equal to the same number of shares of common stock as is reflected on the book-entries, multiplied by five.

The foregoing description of the Restated Certificate, including the Stock Split and the Share Increase, is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File - the cover page for this Current Report on Form 8-K is formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: June 22, 2022	By:	/s/ JOHN WHITTLE
John Whittle
Executive Vice President and General Counsel